                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-12

                                          H&Q HEALTHCARE INVESTORS
                                        H&Q LIFE SCIENCES INVESTORS
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                            H&Q HEALTHCARE INVESTORS
                           H&Q LIFE SCIENCES INVESTORS
                          30 Rowes Wharf, Fourth Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
H&Q HEALTHCARE INVESTORS and H&Q LIFE SCIENCES INVESTORS:

     An Annual Meeting of Shareholders of H&Q Healthcare Investors and of H&Q Life Sciences Investors (each a "Fund") will be held on Thursday, June 24, 2004, at 9:00 a.m. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, for the following purposes:

     (1)  The election of Trustees of each Fund; and

     (2) The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

     Although the Annual Meetings are held together for convenience in order to hear common presentations, each Fund's shareholders take action independently of the other. Shareholders of record at the close of business on May 14, 2004 will be entitled to vote at the Annual Meeting or at any adjournment(s) or postponement(s) thereof.

                                      By Order of the Board of Trustees,

                                      /s/ Kimberley L. Carroll

                                      Kimberley L. Carroll,
                                      Secretary

May 24, 2004

PLEASE COMPLETE, DATE AND SIGN THE PROXY FOR THE SHARES HELD BY YOU AND RETURN THE PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE SIZE OF YOUR HOLDINGS, SO THAT A QUORUM MAY BE ASSURED.

                       This page intentionally left blank.

                            H&Q HEALTHCARE INVESTORS
                           H&Q LIFE SCIENCES INVESTORS

                              JOINT PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of H&Q Healthcare Investors ("HQH") and of H&Q Life Sciences Investors ("HQL" and, together with HQH, each is referred to separately as the "Fund" and collectively as the "Funds") of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on June 24, 2004 (the "Annual Meeting"), and any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting, dated May 24, 2004. Unless otherwise indicated, all information in this Proxy Statement and each proposal ("Proposal") applies separately to each Fund. This Proxy Statement, the Notice of Annual Meeting and the Proxy Card(s) are first being mailed to shareholders on or about May 24, 2004.

     Each Fund's shareholders will vote separately on Proposal 1 which relates to the election of Class C Trustees for each Fund.

     Each Fund will furnish, without charge, a copy of its Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to each Fund at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328 or be made by calling (800) 451-2597.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

     Each Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes with staggered terms. The term of office of the Class C Trustees expires on the date of the 2004 Annual Meeting, and the term of office of the Class A and Class B Trustees will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class C Trustees whose terms are expiring will be elected for a three-year term.

     Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. Each Fund's Board of Trustees has fixed the number of Trustees at seven. Proxies will be voted for the election of the following three nominees for HQH and two nominees for HQL. Each nominee is presently serving as a Class C Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected), when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The nominees to serve as Class C Trustees until the 2007 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky for HQH and Lawrence
S. Lewin and Uwe E. Reinhardt, Ph.D. for HQL. The Class A Trustees serving until the 2005 Annual Meeting are Henri A. Termeer for HQH and Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky for HQL. The Class B Trustees to serve until the 2006 Annual Meeting are Daniel R. Omstead, Eng.ScD., Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. for HQH and Daniel R. Omstead, Eng.ScD. and Henri A. Termeer for HQL.

     The nominees and Trustees and their principal occupations for at least the last five years are set forth in the table below.

                                                                                        NUMBER OF FUNDS
NAME (AGE), ADDRESS, POSITION(S) HELD WITH THE FUNDS                                    IN FUND COMPLEX
AND LENGTH OF TIME SERVED, PRINCIPAL OCCUPATION(S)                                        OVERSEEN BY
DURING PAST FIVE YEARS AND OTHER DIRECTORSHIPS HELD BY                                 TRUSTEE OR NOMINEE
TRUSTEE OR NOMINEE FOR TRUSTEE                                                            FOR TRUSTEE
------------------------------------------------------                                 ------------------
                        INDEPENDENT TRUSTEES AND NOMINEES
LAWRENCE S. LEWIN^+ (66), 3305 ROLLING ROAD, CHEVY CHASE, MD 20815                              2
Trustee of HQH (since 1987) and of HQL (since 1992) and Chairman of HQH and HQL
(since 2000), Executive Consultant (since December 1999); Chief Executive
Officer (from 1970-1999) of The Lewin Group (healthcare public policy and
Management consulting), a subsidiary of Quintiles Transnational Corp.; Director
(since 2003) of Medco Health Solutions, Inc.

ROBERT P. MACK, M.D.#^ (68), 30 ROWES WHARF, BOSTON, MA 02110                                   2
Trustee (since 1991) of HQH and (since 1992) of HQL, Consultant in Orthopedic
Surgery to Orthopedic Associates of Aspen (since 2000).

ERIC ODDLEIFSON**#+ (69), 42 RIVER ROAD, COHASSET, MA 02025                                     2
Trustee of HQH and of HQL (since 1992), Partner (1997-2003) and Investment
Committee Chair (since Sept. 2003) of GMO Renewable Resources LLC (timber investment management).

OLEG M. POHOTSKY**#+ (57), 30 ROWES WHARF, BOSTON, MA 02110                                     2
Trustee of HQH and of HQL (since 2000), Financial Consultant (since 2002);
Senior Vice President (from 1991-2001) of FAC/Equities, a division of First
Albany Corporation (investment bank).

UWE E. REINHARDT, PH.D.** (66), 30 ROWES WHARF, BOSTON, MA 02110                                2
Trustee of HQH (since 1988) and of HQL (since 1992), Professor of Economics
(since 1968) at Princeton University; Director (since 2000) of Triad Hospitals,
Inc.; Director (since 2002) of Boston Scientific; Director (since 2002) of
Amerigroup, Inc.; Director (since 2001) of Duke University; Director (since
2001) of the Duke University Health System; Director (since 2002) of the
National Bureau of Economic Research.

HENRI A. TERMEER^ (58), GENZYME CORPORATION, 500 KENDALL STREET, CAMBRIDGE, MA 02139            2
Trustee of HQH (since 1989) and of HQL (since 1992), Chairman (since 1988),
Chief Executive Officer (since 1985), and President (since 1983) of Genzyme
Corporation (human healthcare products); Director (since 1987) of ABIOMED, Inc.

                               INTERESTED TRUSTEE
DANIEL R. OMSTEAD, ENG.SCD.* (50), 30 ROWES WHARF, BOSTON, MA 02110                             2
President of HQH and of HQL (since 2001); Trustee of HQH and of HQL (since
2003), President, Chief Executive Officer and Managing Member (since July 2002)
of Hambrecht & Quist Capital Management LLC; President and Chief Executive
Officer (2001-June 2002) and Managing Director (2000-June 2002) of Hambrecht &
Quist Capital Management, Inc.; President and Chief Executive Officer (from
1998-2000) of Reprogenesis, Inc.

----------
 * Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with Hambrecht & Quist Capital Management LLC (the "Adviser").
**  Member of each Fund's Audit Committee.
 #  Member of each Fund's Valuation Committee.
 ^  Member of each Fund's Corporate Governance and Nominating Committee.
 +  Member of each Fund's Qualified Legal Compliance Committee.

     The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of each Fund and in the aggregate as of March 15, 2004. The information as to beneficial ownership is based upon statements furnished by each Trustee.

                                                                               AGGREGATE DOLLAR RANGE OF
                                                                               EQUITY SECURITIES IN BOTH
                             DOLLAR RANGE OF EQUITY   DOLLAR RANGE OF EQUITY       FUNDS OVERSEEN BY
NAME OF TRUSTEE                SECURITIES IN HQH        SECURITIES IN HQL       TRUSTEE IN FUND COMPLEX
--------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Lawrence S. Lewin            $10,001-$50,000          $10,001-$50,000          $50,001-$100,000
Robert P. Mack, M.D          $50,001-$100,000         None                     $50,001-$100,000
Eric Oddleifson              $50,001-$100,000         $10,001-$50,000          Over $100,000
Oleg M. Pohotsky             None                     None                     None
Uwe E. Reinhardt, Ph.D.      $10,001-$50,000          $10,001-$50,000          $10,001-$50,000
Henri A. Termeer             None                     None                     None

INTERESTED TRUSTEE
Daniel R. Omstead, ENGSCD    None                     $0-$10,000               $0-$10,000

     Although Trustees are encouraged to attend the annual meetings of shareholders to the extent they are able, the Funds have no formal policy with regard to board members' attendance at annual meetings of shareholders. Last year, five of the seven Trustees then in office attended the annual meeting of shareholders.

     Shareholders wishing to send communications to the Boards may communicate with members of the Boards of Trustees by submitting a written communication directed to the applicable Board of Trustees in care of the Funds' Secretary, Kimberley L. Carroll, at 30 Rowes Wharf, Boston, MA 02110.

STANDING COMMITTEES

     AUDIT COMMITTEE. Each Fund has an Audit Committee comprised solely of Trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the Adviser (each an "Independent Trustee") and who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Audit Committee and such Charter is annexed to this Proxy Statement as Exhibit A. The principal purpose of each Fund's Audit Committee is to assist the Board of Trustees in fulfilling its responsibility to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.

     For each Fund, the Audit Committee's role is one of oversight, and it is recognized that the Fund's management is responsible for preparing the Fund's financial statements and that the outside auditor is responsible for auditing those financial statements. Although each Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board of Trustees in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and each Fund's independent public accountants.

     The members of each Fund's Audit Committee are Messrs. Oddleifson, Pohotsky and Reinhardt. Mr. Pohotsky is the Chairman of each Fund's Audit Committee. Each Fund's Audit Committee held one meeting during the fiscal year ended September 30, 2003.

     NOMINATING AND GOVERNANCE COMMITTEE. Each Fund has a Nominating and Governance Committee comprised solely of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. Each Fund's Board of Trustees has adopted a written charter for the Nominating and Governance Committee, which is attached to this Joint Proxy Statement as Exhibit B.

     Each Fund's Nominating and Governance Committee requires that each prospective trustee candidate have a college degree or equivalent business experience, and that each candidate is not serving in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Funds' investment adviser or its affiliates. The Committees may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) the overall diversity of the Board's composition.

     The Committees may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. Each Fund's Nominating and Governance Committee will consider potential trustee candidates recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Adviser; and (iii) are "independent" as defined in the NYSE Listing Standards. In order to be evaluated by the appropriate Committee, trustee candidates recommended by shareholders must also meet certain eligibility requirements as set out in the Committees' Nominating Charter. Other than those eligibility requirements, the Committees shall not evaluate shareholder trustee nominees in a different manner than other nominees. The standard of the Committees is to treat all equally qualified nominees in the same manner.

     All shareholder recommended nominee submissions must be received by the Funds by the deadline for submission of any shareholder proposals which would be included in the Funds' proxy statement for the next annual meeting of the Funds. Each nominating shareholder or shareholder group must meet the requirements stated in the Nominating Charter. A nominating shareholder or shareholder group may not submit more than one nominee per year. When nominating a trustee candidate, shareholders must include in their notice to the Funds' Secretary:
(i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected. Once a nomination has been timely received in proper form, the nominee will be asked to complete an eligibility questionnaire to assist the Funds in assessing the nominee's qualifications as a potential Independent Trustee and as someone who is "independent" under the NYSE Listing Standards. The Nominating and Governance Committee will make such determinations in its sole discretion and such determinations shall be final.

     The members of each Fund's Nominating and Governance Committee are Messrs. Lewin and Termeer and Dr. Mack. Mr. Lewin is the Chairman of each Fund's Nominating and Governance Committee. Each Fund's Nominating and Governance Committee did not meet during the fiscal year ended September 30, 2003.

     VALUATION COMMITTEE. Each Board has delegated to each Fund's Valuation Committee general responsibility for determining, in accordance with each Fund's valuation procedures, the value of assets held by each Fund on any day on which the net asset value per share is determined. Each Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Adviser, to deal in the first instance with day to day valuation decisions, subject to oversight by the Valuation Committee. Each Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, each Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. Each Valuation Committee is charged with the responsibility of determining the fair value of each Fund's securities or other assets in situations set forth in each Fund's valuation procedures.

     The members of each Fund's Valuation Committee are Messrs. Oddleifson and Pohotsky and Dr. Mack. Each Fund's Valuation Committee held two meetings during the fiscal year ended September 30, 2003.

     QUALIFIED LEGAL COMPLIANCE COMMITTEE. Each Fund has a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. Each Fund's Board of Trustees has adopted a written charter for the QLCC. The principal purpose of each Fund's QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the Commission under the Sarbanes-Oxley Act of 2002 (the "Standards"). Under the Standards, if an attorney appearing and practicing before the Commission in the representation of an issuer, such as the Funds, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer's QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Funds and the power to retain outside counsel, auditors or other experts for this purpose.

     The members of each Fund's QLCC are Messrs. Lewin, Oddleifson and Pohotsky. Mr. Pohotsky is the Chairman of each Fund's QLCC. Neither Fund's QLCC met during the fiscal year ended September 30, 2003.

     ATTENDANCE. During the fiscal year ended September 30, 2003, each Fund's Board of Directors held four meetings; each Fund's Valuation Committee held two meetings; and each Fund's Audit Committee held one meeting. Each of the Trustees then in office, other than Dr. Reinhardt, attended at least 75% of the aggregate number of meetings of the Board of Trustees and of all the Committees of the Board on which he served. During the fiscal year ended September 30, 2003, Dr. Reinhardt attended 50% of the meetings of the Board of Trustees and none of the meetings of the Committees of the Board on which he served.

COMPENSATION OF TRUSTEES

     Each Fund currently pays each of its Independent Trustees an annual fee of $20,000. For the fiscal year ended September 30, 2003, the annual fee was $15,000. Trustees of each Fund are also paid $1,000 for each Board and Committee meeting attended in person and $500 for each Board and Committee meeting attended by telephone. The Chairman of the Board of Trustees of each Fund receives an additional annual fee of $2,500, the Chairman of each Committee receives an additional annual fee of $1,500 and each Committee member receives an additional annual fee of $500. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. For the fiscal year ended September 30, 2003, the Independent Trustees as a group received $136,980 from HQH and $134,714 from HQL for fees and reimbursed expenses. No other direct compensation has been paid by the Funds to the Trustees and officers as a group. Trustees and officers of the Funds who hold positions with the Adviser receive indirect compensation from the Funds in the form of the investment advisory fee paid to the Adviser. The following table sets forth information regarding compensation of Trustees by the Funds for the fiscal year ended September 30, 2003, but does not include expenses.

                               COMPENSATION TABLE
                  For the fiscal year ended September 30, 2003

                                                PENSION OR RETIREMENT                      TOTAL COMPENSATION
                                 AGGREGATE        BENEFITS ACCRUED      ESTIMATED ANNUAL     FROM TRUST AND
                                COMPENSATION      AS PART OF TRUST       BENEFITS UPON        FUND COMPLEX
NAME OF TRUSTEE                FROM EACH FUND         EXPENSES            RETIREMENT        PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Lawrence S. Lewin              $       24,000            N/A                  N/A             $     48,000
Robert P. Mack, M.D.           $       21,000            N/A                  N/A             $     42,000
Eric Oddleifson                $       24,000            N/A                  N/A             $     48,000
Oleg M. Pohotsky               $       24,000            N/A                  N/A             $     48,000
Uwe E. Reinhardt, Ph.D.        $       18,000            N/A                  N/A             $     36,000
Henri A. Termeer               $       19,500            N/A                  N/A             $     39,000

INTERESTED TRUSTEES
Alan G. Carr*                  $            0            N/A                  N/A             $          0
Daniel R. Omstead, Eng.ScD.    $            0            N/A                  N/A             $          0

----------
 *  Mr. Carr passed away in October 2003.

EXECUTIVE OFFICERS

     The following table sets forth information (Name (Age), Address, Positions with the Funds) for at least the last five years with respect to the executive officers of the Funds who do not also serve as Trustees. Each officer has been elected by the Board of Trustees and serves at the pleasure of the Trustees.

KIMBERLEY L. CARROLL (48), 30 ROWES WHARF, BOSTON, MA 02110

     Treasurer and Chief Financial Officer (since 1987) of HQH and (since 1992) of HQL; Secretary (since 2004) of HQH and of HQL, Vice President and Treasurer of the Investment Adviser (since 2002); Vice President (from 1991-July 2002) and Treasurer (from 2000-July 2002) of Hambrecht & Quist Capital Management, Inc.

REQUIRED VOTE

     Each Fund's Declaration of Trust states that the Trustees shall be elected by a plurality of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR all nominees.

                      INFORMATION PERTAINING TO THE ADVISER

     Hambrecht & Quist Capital Management LLC, a limited liability company under the laws of Delaware, is the investment adviser for each Fund. Under each Fund's Current Agreement, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board of Trustees. The Adviser manages the investments of each Fund in accordance with its investment objective and policies. The Adviser also is obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. The Funds pay no salaries. The salaries of all officers of the Funds and all personnel of the Funds or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are Interested Persons of the Funds or of the Adviser, are paid by the Adviser or an affiliate thereof. The Adviser is located at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328.

     The Trust's current Adviser is owned by Daniel R. Omstead, Mary N. Omstead and the Alan G. Carr Irrevocable Trust. Mr. Carr, a former portfolio manager, president and trustee of the Trust, passed away in October 2003. Dr. Omstead is currently the President and Chief Executive Officer of the Adviser. Mary Omstead is Dr. Omstead's wife. Under the terms of the Adviser's current Amended and Restated Limited Liability Company Agreement, the Adviser will purchase the Alan
G. Carr Irrevocable Family Trust's interest in the Adviser over the course of a number of years.

     Daniel R. Omstead serves as President and Chief Executive Officer of the Adviser. The address for Dr. Omstead is c/o the Adviser at 30 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328.

                   REPORT OF THE AUDIT COMMITTEE OF EACH FUND;
            INFORMATION REGARDING THE FUNDS' INDEPENDENT ACCOUNTANTS

     Each Fund's Audit Committee reviewed and discussed the Fund's audited financial statements with management for the Fund's fiscal year ended September 30, 2003, and discussed with the Fund's independent accountants for the fiscal year ended September 30, 2003, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the matters required to be discussed by SAS 61 (Communication with Audit Committees) and SAS 90 (Audit Committee Communications), which includes, among other items, matters relating to the conduct of an audit of the Fund's financial statements. Each Fund's Audit Committee received the written disclosures and the letter from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with PricewaterhouseCoopers its independence. Based on its review and discussions with management and PricewaterhouseCoopers, each Fund's Audit Committee recommended to the Board of Trustees that the Fund's audited financial statements for the Fund's fiscal year ended September 30, 2003 be included in the Fund's Annual Report for filing with the Securities and Exchange Commission (the "SEC").

     PricewaterhouseCoopers had been selected as the independent accountants of the Funds for their fiscal years ending September 30, 2004. On May 7, 2004, PricewaterhouseCoopers resigned as the Funds' independent accountants for their fiscal years ending September 30, 2004 effective upon the completion of services related to the Funds' semi-annual financial statements. The reports provided by PricewaterhouseCoopers for each of the Funds for the fiscal years ending September 30, 2002 and September 30, 2003 were unqualified and contained no adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through the date of this proxy statement, there have been no disagreements between PricewaterhouseCoopers and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused PricewaterhouseCoopers to reference the subject matter of the disagreements in its report on the financial statements for such years. The Funds are currently seeking to retain new independent auditors for their fiscal years ending September 30, 2004.

     The following tables set forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers to the Funds during the Funds' two most recent fiscal years:

H&Q HEALTHCARE INVESTORS

FISCAL YEAR       AUDIT FEES    AUDIT-RELATED FEES    TAX FEES ALL    OTHER FEES
-----------       ----------    ------------------    ------------    ----------
2003              $   41,250        $  10,000          $  11,160         $  0
2002              $   38,500        $   9,000          $   9,600         $  0

H&Q LIFE SCIENCES INVESTORS

FISCAL YEAR       AUDIT FEES    AUDIT-RELATED FEES    TAX FEES ALL    OTHER FEES
-----------       ----------    ------------------    ------------    ----------
2003              $   41,250        $  10,000          $   7,440         $  0
2002              $   38,500        $   9,000          $   6,400         $  0

     All of the services described in the tables above were approved by the Audit Committee pursuant to its pre-approval policies and procedures (the "Pre-Approval Policies and Procedures") which are summarized below to the extent that such services were required to be pre-approved by the Audit Committee.

     The aggregate non-audit fees billed by PricewaterhouseCoopers for services rendered to HQH and to the Adviser, or an affiliate thereof that provides ongoing services to HQH, for the fiscal years ended September 30, 2002 and 2003, amounted to $9,600 and $11,160, respectively. The aggregate non-audit fees billed by PricewaterhouseCoopers for services rendered to HQL and to the Adviser, or an affiliate thereof that provides ongoing services to HQL, for the fiscal years ended September 30, 2002 and 2003, amounted to $6,400 and $7,440, respectively.

     The Funds' Audit Committees have adopted Pre-Approval Policies and Procedures pursuant to which the Committees pre-approve all audit and non-audit services provided by the Funds' independent auditor (the "Auditor") and any non-audit services provided by the Auditor to the Funds' Investment Adviser and Service Affiliates during the period of the Auditor's engagement to provide audit services to the Funds, if those services directly impact the Funds' operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and tax services. Certain services may not be provided by the Auditor to the Funds' or the Funds' Service Affiliates without jeopardizing the Auditor's independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committees reasonably conclude that the results of the services will not be subject to audit procedures during an audit of the Funds' financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

     The Pre-Approval Policies and Procedures require Audit Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Funds' independent trustees. In determining whether to engage the Auditor for its audit services, the Audit Committees will consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Pre-Approval Policies and Procedures also permit the Audit Committees to pre-approve the provisions of types or categories of permissible non-audit services for the Funds and their Service Affiliates on an annual basis at the time of the Auditor's engagement and on a project-by-project basis. At the time of the annual engagement of the Funds' Auditor, the Audit Committees are to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In their pre-approval, the Audit Committees should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions they find appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committees consistent with the same standards for determination and information.

     The Audit Committees may also appoint a Designated Member of the Committees to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. The Designated Member may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $15,000 per Fund. Any actions by the Designated Member are to be ratified by the Audit Committees by the time of their next scheduled meeting. The Funds' Pre-Approval Policies and Procedures are reviewed annually by the Audit Committees and the Funds maintain a record of the decisions made by the Committees pursuant to these procedures.

           INFORMATION PERTAINING TO THE CUSTODIAN AND TRANSFER AGENT,
                     DIVIDEND DISBURSING AGENT AND REGISTRAR

     The Funds' securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is 225 Franklin Street, Boston, MA 02110. The Custodian also performs certain accounting related functions for the Funds, including calculation of NAV and net income.

     EquiServe, Inc. serves as Dividend Disbursing Agent. EquiServe Trust Company, a fully owned subsidiary of EquiServe, Inc., serves as (1) the Plan Agent for the Funds' Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Funds. EquiServe, Inc. and EquiServe Trust Company have their principal business at 150 Royall Street, Canton, MA 02021.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act and Section 30(j) of the 1940 Act, as applied to a Fund, require the Fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended September 30, 2003, its Reporting Persons complied with all applicable filing requirements.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Trustees is not aware that any matters are to be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

                    PROXIES AND VOTING AT THE ANNUAL MEETING

     Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund at 30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328, or by casting a vote at the Annual Meeting. All valid proxies received prior to the Annual Meeting, or any adjournment(s) or postponements(s) thereof, will be voted at the Annual Meeting and any adjournments or postponements thereof.

     The representation in person or by proxy of a majority of the outstanding shares of each Fund is necessary to constitute a quorum for transacting business at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Broker non-votes are unlikely to be relevant to the Annual Meeting because the Proposal to be voted upon by the shareholders involves a matter that the NYSE considers to be routine and within the discretion of brokers to vote if no customer instructions are received.

     Shareholders of each Fund will vote separately with respect to Proposal 1 which requires the approval of a plurality of shares voting at the Annual Meeting (i.e., the three nominees, in the case of HQH, and the two nominees, in the case of HQL, receiving the greatest number of votes will be elected). Abstentions will not be counted in favor of, but will have no other effect on, the votes for Proposal 1.

     Matters on which a choice has been provided will be voted as indicated on the proxy card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1, and will use their best judgment in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     In the event that sufficient votes in favor of Proposal 1 are not received by June 24, 2004 or the necessary quorum has not been obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

     As of May 14, 2004, there were 15,108,430 shares of beneficial interest of HQH and 11,719,045 shares of beneficial interest of HQL issued and outstanding. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on May 14, 2004, the record date, will be entitled to vote at the Annual Meeting. As of May 14, 2004, the Trustees and officers of each Fund individually and as a group beneficially owned less than 1% of the outstanding voting securities of each Fund. To the best of the Fund's knowledge, based upon filings made with the SEC, as of May 14, 2004, no persons or group beneficially owned more than 5% of the voting securities of either Fund.

                        PROPOSALS FOR 2005 ANNUAL MEETING

     Shareholder proposals for each Fund's 2005 Annual Meeting must be received at the Fund's executive offices at 30 Rowes Wharf, Fourth Floor, Boston, Massachusetts 02110-3328 no later than January 24, 2005 for inclusion in the 2005 Proxy Statement and form of proxy. Submission of such proposals does not insure that they will be included in the 2005 Proxy Statement or submitted for a vote at the 2005 Annual Meeting.

     In addition, under Rule 14a-4 of the SEC's proxy rules a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of shareholders or the date specified by an overriding advance notice provision in the company's by-laws. As neither Funds' by-laws contain such an advance notice provision, the Funds may use discretionary voting authority to vote on matters coming before the Funds' 2005 Annual Meeting of Shareholders, if the Funds do not have written notice of a shareholder proposal on or before April 9, 2005.

                                     GENERAL

     The Fund will pay the cost of preparing, assembling and mailing the material in connection with solicitation of proxies, and will reimburse brokers, nominees and similar record holders for their reasonable expenses incurred in connection with forwarding proxy material to beneficial holders. In addition to the solicitation by use of the mails, certain officers of the Fund and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile.

                                                        H&Q HEALTHCARE INVESTORS
                                                     H&Q LIFE SCIENCES INVESTORS

May 24, 2004

                                                                       EXHIBIT A

                            H&Q HEALTHCARE INVESTORS
                           H&Q LIFE SCIENCES INVESTORS
                                 (each a "Fund")

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

PURPOSE:

     The principal purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its responsibility to oversee the integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements and to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.

     In discharging its oversight role, the Committee is granted the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Fund and the power to retain outside counsel, auditors, other experts or advisers for this purpose.

     The outside auditor for the Fund is ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Committee shall be responsible for overseeing the qualifications and independence of the outside auditor.

MEMBERSHIP:

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements applicable to audit committee members as set forth in Rule 303.01 of the New York Stock Exchange Listed Company Manual. Without limiting the foregoing, each member of the Committee shall:

     - be a person who is not an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;(1)

     - be barred from directly or indirectly(2) accepting any accounting, legal, consulting, investment banking or financial advisory or other compensatory fee(3) from the Fund, other than in the member's capacity as a member of the Committee, the Board, or any other Board committee; and

     - have no relationship to the Fund that may interfere with the exercise of his or her independence from management and the Fund.

----------
(1) Section 2(a)(19) provides, in part, that "interested person" means (A) when used with respect to an investment company - (i) any affiliated person of such company,...any interested person of any investment adviser of... such company...PROVIDED that no person shall be deemed to be an interested person of an investment company solely by reason of his being (aa) a member of its board of directors or advisory board."

(2) Indirect payments include payments to spouses, to minor children or stepchildren or to children or stepchildren sharing a home with the member. Indirect payments also include payments accepted by an entity in which such member is a partner, member, officer (such as managing director) or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to the issuer or any subsidiary of the issuer.

KEY RESPONSIBILITIES:

     The Committee's role is one of oversight, and it is recognized that the Fund's management is responsible for preparing the Fund's financial statements and that the outside auditor is responsible for auditing those financial statements.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide and may be varied from time to time as appropriate under the circumstances:

     - The Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, compensation, retention and oversight of the work of any outside auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. (See "Pre-Approval" below.) The outside auditor must report directly to the Committee.

     - The Committee shall review with management and the outside auditor the Fund's annual audited financial statement and quarterly financial statements.

     - The Committee shall review with the outside auditor: (1) all critical accounting policies and practices to be used; (2) all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management, including: (i) ramifications of the use of such alternative disclosures and treatments, and (ii) the treatment preferred by the outside auditor; (3) other material written communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences; and (4) all non-audit services provided by the auditor to the "investment company complex"(4) that were not pre-approved by the Committee or its Delegate(s) (see "Pre-Approval" below).

     - The Committee shall periodically discuss with management and the outside auditor the quality and adequacy of the Fund's internal controls.

----------
(3) Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that the compensation is not contingent in any way on continued service. The requirement for the compensation to be fixed precludes retirement payments that are tied to the continued performance of the relevant entity, but does not preclude customary objectively determined adjustment provisions such as cost of living adjustments.

(4) As defined in Rule 2-01(f)(14) of Regulation S-X, an "investment company complex" includes:
     (A)  An investment company and its investment adviser or sponsor;

     (B) Any entity controlled by or controlling an investment adviser or sponsor in paragraph (A) above, or any entity under common control with an investment adviser or sponsor in paragraph (A) above, if the entity:

          (1) is an investment adviser or sponsor; or

          (2) is engaged in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company, investment adviser, or sponsor; and

     (C) Any investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940 that has an investment adviser or sponsor included in this definition by either paragraph (A) or (B) above.

     - The Committee annually shall request, review and discuss a report by the outside auditor delineating the auditor's internal quality control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditor, or by any inquiry of governmental or professional authorities, within the preceding five years; and all relationships between the outside auditor and the Fund, and shall take, or recommend to the Board to take, appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

     - The Committee shall review in advance the staffing of the annual independent audit with the outside auditor and obtain a satisfactory representation from the outside auditor that such staffing complies with all applicable laws, regulations and rules regarding the rotation of audit partners.

     - The Committee shall establish procedures for: (i) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and
          (ii) the confidential, anonymous submission by employees of the Fund or of the Fund's management of concerns regarding questionable accounting or auditing matters.

     - The Committee shall investigate any reports from Fund officers regarding: (i) significant deficiencies in the internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and any material weaknesses in the Fund's internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who play a significant role in the Fund's internal controls.

     - The Committee shall discuss the Fund's earnings press releases, financial information and earnings guidance provided to analysts and rating agencies.

     - The Committee shall discuss the Fund's policies with respect to risk assessment and risk management.

     - The Committee shall hold separate periodic meetings with management, the internal auditors and the outside auditor.

     - The Committee shall review with the outside auditor any audit problems and difficulties that may arise and management's response thereto.

     - The Committee shall set and review with the outside auditor clear hiring policies for employees or former employees of the outside auditor.

     -    The Committee shall hold regular meetings with the Board.

PRE-APPROVAL:

Audit Services

     Before an outside auditor is engaged by the Fund to render audit services, the Committee shall review and approve the engagement. (See also "Delegation" below.)

----------
     An "investment adviser," for purposes of this definition, does not include a sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. A "sponsor," for purposes of this definition, is an entity that establishes a unit investment trust.

Permissible Non-Audit Services

     The Committee shall review and approve in advance any proposal (except as set forth in (a) through (c) below) that the Fund employ its outside auditor to render "permissible non-audit services" to the Fund. (A "permissible non-audit service" is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X(5) or other applicable law or regulation.) The Committee shall also review and approve in advance any proposal (except as set forth in (a) through (c) below) that management, and any entity controlling, controlled by, or under common con trol with management that provides ongoing services to the Fund (a "service affiliate"), employ the Fund's outside auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Fund. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the outside auditor's independence. (See also "Delegation" below.)

     Pre-approval by the Committee of non-audit services is not required so long as:

     (a) all non-audit services that were not pre-approved do not aggregate to more than 5% of the total fees paid to the outside auditor by the Fund, management or a service affiliate for non-audit services that were subject to pre-approval by the Committee during the fiscal year in which the services were provided;

     (b) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and

     (c) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or its Delegate(s) (as defined below).

Delegation

     The Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the outside auditor's provision of audit services or permissible non-audit services to the Fund, or the provision of non-audit services to management or any service affiliate. Any pre-approval determination made by a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to management, who will ensure that the appropriate disclosure is made in the Fund's periodic reports and other documents as required under the federal securities laws.

COMPLIANCE:

     Ongoing compliance items in connection with this Charter shall include:

     - The Committee must annually review and reassess the adequacy and performance of the Charter and the Committee.

     - The independence of each current and future Committee Member must be determined to comply with the provisions of Rule 303.01 of the NYSE Listed Company Manual and any other applicable law or regulation.

----------
(5) Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (1) bookkeeping or other services related to accounting records or financial statements of the audit client; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions; (7) human resources; (8) broker-dealer, investment adviser, or investment banking services; (9) legal services; and (10) expert services unrelated to the audit.

     - The Fund must file a written affirmation with the NYSE within a reasonable period of time after (i) the Board's annual appointment of the Committee; or (ii) the composition of the Committee changes. The written affirmation must be in the form required by the NYSE.

     - Each member of the Committee must be financially literate and one member must have accounting or financial management expertise (as determined by the Board in its business judgement).(6) Such a determination by the Board shall have no effect on the duties, obligations or liability of the member so designated, or on the duties, obligations or liability of the other members of the Committee or the Board.

FUNDING:

     The Fund must provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

     - compensation to any outside auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

     - compensation to any outside counsel, auditors, other experts or advisers employed by the Committee, as it determines necessary to carry out its duties; and

     - ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Adopted: November 10, 2003

----------
(6) While a Committee member may be a financial expert, the member could still satisfy this provision without being designated a financial expert.

                                                                       EXHIBIT B

                            H&Q HEALTHCARE INVESTORS
                           H&Q LIFE SCIENCES INVESTORS
                   (each a "Fund," collectively, the "Funds")

                               NOMINATING CHARTER

     For convenience, this Charter refers to the Funds and their Boards and Committees in the singular. However, this Charter applies to each Fund, its Board and its Committees independently.

COMMITTEE MEMBERSHIP:

     The Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of the Fund shall be composed entirely of trustees of the Fund who (1) are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) of the Fund or the Fund's investment adviser and (2) are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. The President of the Fund, although not a member of the Committee, will cooperate with the Committee by recommending candidates and recruiting them for the Board of Trustees (the "Board") of the Fund and for executive offices of the Fund, and otherwise assisting the Committee to discharge its responsibilities.

MISSION:

     The mission of the Committee under this Nominating Charter, is to promote the effective participation of qualified individuals on the Board, Committees of the Board, and as executive officers of the Fund.

NOMINATING FUNCTION - BOARD:

     1. The Committee shall make nominations for trustees and officers of the Fund and submit such nominations to the full Board. The Committee shall evaluate candidates' qualifications for such positions, and, in the case of candidates for independent trustee positions, their independence from the Fund's investment adviser and other principal service providers. Persons selected as independent trustees must not be "interested persons" (as that term is defined in the 1940
Act) of the Fund or the Fund's investment adviser. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G. business, financial or family relationships with the investment adviser. In determining nominees' qualifications for Board membership, the Committee shall consider factors which may be delineated in this Charter or the Fund's bylaws, and may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

     2. The Committee may consider potential trustee candidates recommended by shareholders, provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" of the Fund or the Fund's investment adviser within the meaning of the 1940 Act; and (iii) are "independent" as defined in the NYSE listing standards. In order for the Committee to evaluate any nominee recommended by a shareholder or shareholder group, potential trustee candidates and nominating shareholders or shareholder groups must satisfy the requirements(1) provided in Appendix A to this Charter. Other than the requirements provided in Appendix A, the Committee shall not otherwise evaluate shareholder trustee nominees in a different manner than other nominees and the standard of the Committee is to treat all equally qualified nominees in the same manner.

     3. Once a nomination has been timely received in proper form, the nominee will be asked to complete an eligibility questionnaire to assist the Fund in assessing the nominee's qualifications as a potential independent Trustee and as someone who is "independent" under the NYSE Listing Standards. The Committee will make such determinations in its sole discretion and such determinations shall be final.

     4. The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services.

     5. The Committee requires that each prospective trustee candidate have a college degree or equivalent business experience. In addition, it is the Board's policy that trustees on the Board may not serve in a similar capacity on the board of a registered investment company which is not sponsored or advised by the Fund's investment adviser or its affiliates. The Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and
(vi) overall diversity of the Board's composition.

     6. The Committee shall evaluate the participation and contribution of each trustee coming to the end of his or her term before deciding whether to recommend reelection. The Committee may seek the views of other trustees to assist them in this evaluation.

     7. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

     8. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Board as a group.

     9. The Committee shall periodically review issues related to the succession of officers of the Fund, including the Chairman of the Board.

NOMINATING FUNCTION - COMMITTEES:

     1. The Committee shall make nominations for membership on all committees of the Fund and submit such nominations to the full Board, and shall review committee assignments as necessary.

     2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall consult with, and receive recommendations in connection with the foregoing from the Board and Fund management, and shall make recommendations for any such action to the full Board.

----------
(1) These requirements are based on proposed Securities Exchange Act Rule 14a-11(b) and (c) and may be amended depending on the text of that Rule as finally adopted.

OTHER POWERS AND RESPONSIBILITIES:

     1. The Committee shall normally meet yearly prior to the meeting of the full Board, to carry out its nominating function, and at such other time or times as the Committee or Board may determine appropriate or necessary, and is empowered to hold special meetings as circumstances require.

     2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and to retain experts or other persons with specific competence at the expense of the Fund.

     3. The Committee shall review this Charter periodically and recommend any changes to the full Board.


May 20, 2004

                                   APPENDIX A

                   PROCEDURES AND ELIGIBILITY REQUIREMENTS FOR
                  SHAREHOLDER SUBMISSION OF NOMINEE CANDIDATES

A.   Nominee Requirements

     Trustee nominees recommended by shareholders must fulfill the following requirements:(2)

     1. The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

     2. Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

     3. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

     4. The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

     5. The nominee may not control (as "control" is defined in the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

B.   Nominating Shareholder or Shareholder Group Requirements

     The nominating shareholder or shareholder group must meet the following requirements:

     1. Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of the Fund's securities that are eligible to vote at the time of submission of the nominee and at the time of the annual meeting where the nominee may be elected. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment and the securities used for purposes of calculating the ownership cannot be held "short."

     2. The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has
(i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iii) shared power to dispose or direct the disposition of such shares. In addition, the certification shall provide that the shares have been held continuously for at least 2 years.

----------
(2) Unless otherwise specified herein, please refer to the Securities Exchange Act of 1934 and regulations thereunder for interpretations of terms used in this Appendix A.

C.   Deadlines and Limitations

     A nominating shareholder or shareholder group may not submit more than one nominee per year. All shareholder recommended nominee submissions must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund.

D.   Making a Submission

     Shareholders recommending potential trustee candidates must substantiate compliance with these requirements at the time of submitting their proposed trustee candidate to the attention of the Fund's Secretary. Notice to the Fund's Secretary should include: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate; (iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the 1934 Act; and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund's proxy statement, if nominated by the Board of Trustees, to be named as a trustee if so elected.

                                                                    HQHCM-PS-04

H & Q HEALTHCARE INVESTORS
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                    [GRAPHIC]
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

   VOTE-BY-INTERNET                              VOTE-BY-TELEPHONE

Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/hqh         OR         1-877-PRX-VOTE (1-877-779-8683)
[GRAPHIC]                                        [GRAPHIC]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

                            H&Q HEALTHCARE INVESTORS

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES.

1.   On the election of three Trustees:

     NOMINEES: (01) Robert P. Mack, M.D., (02) Eric Oddlelfson and
               (03) Oleg M. Pohotsky

                    FOR               WITHHELD
                    ALL    / /    / / FROM ALL
                  NOMINEES            NOMINEES

       / /
          ---------------------------------------
           For all nominees except as noted above

2. In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. / /

Please be sure to sign and date this Proxy.

Signature: ________________ Date: __________ Signature: ___________ Date: ______

                                   DETACH HERE

                            H&Q HEALTHCARE INVESTORS

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 24, 2004
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Daniel R. Omstead, ENG ScD, Henri A. Termeer and Kimberley L. Carroll, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q HEALTHCARE INVESTORS (the "Fund") to be held on June 24, 2004 at 9:00 A.M. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, AND WITH RESPECT TO
ITEM 2, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

                  PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

------------------------------                   -------------------------------

------------------------------                   -------------------------------

------------------------------                   -------------------------------

H & Q LIFE SCIENCES INVESTORS
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                    [GRAPHIC]
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

   VOTE-BY-INTERNET                              VOTE-BY-TELEPHONE

Log on to the Internet and go to                 Call toll-free
http://www.eproxyvote.com/hql        OR          1-877-PRX-VOTE (1-877-779-8683)
[GRAPHIC]                                        [GRAPHIC]

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE.

                           H&Q LIFE SCIENCES INVESTORS

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES.

1.   On the election of two Trustees:

     NOMINEES: (01) Lawrence S. Lewin and (02) Uwe E. Reinhardt, Ph.D.

                    FOR                WITHHELD
                    ALL    / /     / / FROM ALL
                  NOMINEES             NOMINEES

       / /
          ---------------------------------------
           For all nominees except as noted above

2. In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. / /

Please be sure to sign and date this Proxy.

Signature: ________________ Date: __________ Signature: ___________ Date: ______

                                   DETACH HERE

                           H&Q LIFE SCIENCES INVESTORS

      PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 24, 2004
        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Daniel R. Omstead, ENG ScD, Henri A. Termeer and Kimberley L. Carroll, and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q LIFE SCIENCES INVESTORS (the "Fund") to be held on June 24, 2004 at
9:00 A.M. at the Boston Harbor Hotel, 70 Rowes Wharf, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE, AND WITH RESPECT TO
ITEM 2, AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

                  PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND
                    RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENTS?

------------------------------                   -------------------------------

------------------------------                   -------------------------------

------------------------------                   -------------------------------